EXHIBIT 10.3

                               SECURITY AGREEMENT


         THIS SECURITY AGREEMENT (this "Agreement") is made as of April 13, 2015, by and between CrowdGather, Inc., a Nevada corporation (the "Company") and each of the parties executing below as a secured party (collectively, the "Secured Party").

                                    RECITALS

     A. Company has issued to the Secured Party secured promissory notes (the "Notes" and each a "Note") in the aggregate principal amount of up to Two Million Dollars ($2,000,000).

     B. In order to induce each Secured Party to acquire the Notes from Company, Company has agreed, among other things, to execute this Agreement.

     NOW, THEREFORE, in consideration of the agreements herein and in reliance upon the representations and warranties set forth herein and therein, the parties agree as follows:

                                   ARTICLE 1.
                                  DEFINED TERMS

     1.1 DEFINITIONS. Unless otherwise defined herein or unless the context otherwise requires, terms used in this Agreement, including its preamble and recitals, have the meanings provided in the Uniform Commercial Code in effect in the State of California (the "UCC"). In addition, the following terms when used in this Agreement, including its preamble and recitals, shall have the following meanings:

     "Transaction Documents" means (a) this Agreement, (b) each of the Notes, and (c) the UCC-1 filed in connection herewith.

     "Obligations" means the payment and performance obligations of Company under any of the Transaction Documents.

                                   ARTICLE 2.
                                SECURITY INTEREST

     2.1 GRANT OF SECURITY INTEREST. To secure the timely payment and performance in full of the Obligations, Company does hereby assign, grant and pledge to the Secured Party all of the estate, right, title and interest of Company in and to the collateral as more fully described on Exhibit A hereto, whether now owned or later acquired or created, and including all proceeds of the collateral, whether cash or non-cash (the "Collateral").

     2.2 FINANCING STATEMENTS.

             (a) Company hereby authorizes each Secured Party to file this Agreement and all financing statements, continuation statements, amendments, assignments, collateral assignments, certificates, and other documents and instruments with respect to the Collateral pursuant to the UCC and otherwise in any jurisdiction and with any filing offices (whether state, federal or foreign) as may be necessary or reasonably requested by such Secured Party to perfect, or from time to time to publish notice of, or continue or renew, the security interests granted hereby (including, such financing statements, continuation statements, certificates, and other documents as may be necessary or reasonably requested to perfect a security interest in any additional property rights hereafter acquired by Company or in any replacements, products or proceeds thereof), in each case in form and substance satisfactory to such Secured Party.

             (b) Company will pay the cost of filing such financing statements relating to it in all public offices where filing is necessary or reasonably requested by each Secured Party and will pay any and all recording, transfer or filing taxes that may be due in connection with any such filing.

             (c) Such financing statements may describe the Collateral in the same manner as described herein or may contain an indication or description of collateral that describes such property in any other manner as each Secured Party may reasonably determine is necessary, advisable or prudent to ensure the perfection of the security interest in the Collateral granted to such Secured Party herein.

                                   Article 3.
                    REPRESENTATIONS AND WARRANTIES OF DEBTOR

     Company makes the following representations and warranties to and in favor of Secured Party as of the date hereof. All of these representations and warranties shall survive the execution and delivery of this Agreement:

     3.1 OFFICES, LOCATION OF COLLATERAL. The chief executive office or chief place of business of Company is located at 20300 Ventura Blvd. Suite 330, Woodland Hills, California 91364.

     3.2 TITLE AND LIENS. Company has good, valid, and marketable title to its respective portion of the Collateral, free from all liens and encumbrances of any kind, except for (i) normal and customary state or municipal impositions not yet due and payable, and (ii) purchase money security interests incurred in the normal course of business. As a result of this Agreement, Secured Party will together have a senior priority security interest in the Collateral, subordinate to no other security interest.

                                    ARTCLE 4.
                               COVENANTS OF DEBTOR

     Company covenants to and in favor of Secured Party as follows:

     4.1 COMPLIANCE WITH OBLIGATIONS. Company shall perform and comply in all material respects with all obligations and conditions on its part to be performed with respect to the Collateral.

     4.2 EVENTS OF DEFAULT. Company shall give to Secured Party prompt notice of any material default with respect to the Collateral of which Company has knowledge or has received notice.

     4.3 PRESERVATION OF VALUE; LIMITATION OF LIENS. Company shall not take any action in connection with the Collateral which would impair in any material respect the respective interests or rights of Secured Party therein or with respect thereto, except as expressly permitted hereby; provided, however, that nothing in this Agreement shall prevent Company, prior to the exercise by Secured Party of any of its respective rights pursuant to the terms hereof, from undertaking Company's operations in the ordinary course of business. Company shall not directly or indirectly create, incur, assume or suffer to exist any liens on or with respect to all or any part of the Collateral senior to or pari passu with the liens created by this Agreement, except for the Permitted Encumbrances. Company shall at its own cost and expense promptly take such action as may be necessary to discharge any such liens.

     4.4 MAINTENANCE OF RECORDS. Company shall, at all times, keep accurate and complete records of its respective portion of the Collateral. Company shall permit representatives of Secured Party, upon reasonable prior notice, at any time during normal business hours of the Company to inspect and make abstracts from Company's books and records pertaining to the Collateral. Upon the occurrence and during the continuation of any Event of Default, at Secured Party's request, Company shall promptly deliver copies of any and all such records to Secured Party.

     4.5 PAYMENT OF TAXES. Company shall pay or cause to be paid, before any fine, penalty, interest or cost attaches thereto, all taxes, assessments and other governmental or non-governmental charges or levies (other than those taxes that it is contesting in good faith and by appropriate proceedings, and in respect of which it has established adequate reserves for such taxes) now or hereafter assessed or levied against the Collateral pledged by it hereunder and shall retain copies of, and, upon request, permit Secured Party to examine receipts showing payment of any of the foregoing.

         4.6 NAME; JURISDICTION OF ORGANIZATION. Company shall give Secured Party at least 30 days prior written notice before Company changes its name, jurisdiction of organization or entity type and shall at the expense of Company execute and deliver such instruments and documents as may be required by Secured Party or applicable legal requirements to maintain their senior perfected security interests in the Collateral subject to the Permitted Encumbrances.

         4.7 PROCEEDS OF COLLATERAL. Company shall, at all times, keep pledged to Secured Party pursuant hereto all Collateral and all dividends, distributions, interest, principal and other proceeds received by the Company with respect thereto, and all other Collateral and other securities, instruments, proceeds and rights from time to time received by or distributable to Company in respect of any Collateral, and shall not permit any issuer of such Collateral to issue any shares of stock or other equity interests which shall not have been immediately duly pledged to Secured Party hereunder.

                                   ARTICLE 5.
                               RIGHTS AND REMEDIES

         5.1 EVENT OF DEFAULT DEFINED. Any breach of the provisions of this Agreement which is not cured within fifteen calendar (15) days of written notice from Secured Party or any event of default under any of the Transaction
Documents following expiration of any applicable notice and grace periods as described in the Transaction Documents will constitute an "Event of Default" hereunder.

         5.2      REMEDIES UPON EVENT OF DEFAULT.

                  (a) During any period during which an Event of Default shall have occurred and be continuing, Secured Party may (but shall be under no obligation to), directly or by using agent or broker:

                     (i) proceed to protect and enforce the rights vested in it by this Agreement and under the UCC;

                     (ii) cause  all  moneys  and   other  property  pledged  as
security to be paid and/or delivered directly to it, and demand, sue for, collect and receive any such moneys and property;

                     (iii) cause any action at law or suit in equity or other proceeding to be instituted and prosecuted to collect or enforce any Obligations of Company or rights included in the Collateral, or for specific enforcement of any covenant or agreement contained herein, or in aid of the exercise of any power therein or herein granted, or for any foreclosure hereunder and sale under a judgment or decree in any judicial proceeding, or to enforce any other legal or equitable right vested in it by this Agreement or by law;

                     (iv) foreclose or enforce any other agreement or other instrument by or under or pursuant to which the Obligations of any Company are issued or secured;

                     (v) subject to Section 5.2(b), sell, lease or otherwise dispose of any or all of the Collateral, in one or more transactions, at such prices as Secured Party may deem best, and for cash or on credit or for future delivery, without assumption of any credit risk, at any broker's board or at public or private sale, without demand of performance or notice of intention to sell, lease or otherwise dispose of, or of time or place of disposition (except such notice as is required by applicable statute and cannot be waived), it being agreed that Secured Party may be purchasers or lessees on their own behalf at any such sale and that Secured Party or anyone else who may be the purchaser, lessee or recipient for value of any or all of the Collateral so disposed of shall, upon such disposition, acquire all of Company's rights therein. Secured Party may adjourn any public or private sale or cause the same to be adjourned from time to time by announcement at the time and place fixed for the same, and such sale may, without further notice or publication, be made at any time or place to which the same may be so adjourned. If Secured Party sells any of the Collateral upon credit, after reasonable inquiry as to the credit worthiness of the purchaser, Company will be credited only with payments actually made by the purchaser, received by Secured Party and applied to the indebtedness of the purchaser. In the event the purchaser fails to pay for the Collateral, Secured Party may resell the Collateral and Company shall be credited with the proceeds of the sale;

                     (vi) incur expenses, including reasonable attorneys' fees, consultants' fees, and other costs appropriate to the exercise of any right or power under this Agreement;

                     (vii) perform any obligation of Company hereunder and make payments, purchase, contest or compromise any encumbrance, charge, or lien, and pay taxes and expenses;

                     (viii) make any reasonable compromise or settlement deemed desirable with respect to any or all of the Collateral and extend the time of payment, arrange for payment installments, or otherwise modify the terms of, any or all of the Collateral;

                     (ix) secure the appointment of a receiver of any or all of the Collateral;

                     (x) exercise any other or additional rights or remedies granted to Secured Party under any other provision of this Agreement or exercisable by a secured party under the UCC, whether or not the UCC applies to the affected Collateral, or under any other applicable law and take any other action which Secured Party deem necessary or desirable to protect or realize upon their security interests in the Collateral or any part thereof; and/or

                     (xi) appoint a third party (who may be an employee, officer or other representative of Secured Party) to do any of the foregoing, or take any other action permitted hereunder, on behalf of Secured Party.

             (b) If,  pursuant  to any law, prior notice of any action described in Section 5.2(a) is required to be given to Company, Company hereby acknowledges that the minimum time required by such law, or if no minimum is specified, ten days, shall be deemed a reasonable notice period.

             (c) Any action or  proceeding  to enforce   this  Agreement  may be
taken by Secured Party either in a Company's name or in Secured Party's name, as Secured Party may deem necessary.

                     i. All rights of marshalling of assets of Company, includ-ing any such right with respect to the Collateral, are hereby waived by Company.

                     ii. Secured Party shall incur no liability as a result of the sale of any or all of the Collateral at any private sale pursuant to Section 5.2(a) conducted in a commercially reasonable manner. Company hereby waives any claims against Secured Party arising by reason of the fact that the price at which any or all of the Collateral may have been sold at such a private sale was less than the price that might have obtained at a public sale or was less than the aggregate amount of the Obligations, even if Secured Party accepts the first offer received and does not offer the Collateral to more than one offeree.

         5.3 ATTORNEY-IN-FACT. Upon the occurrence and during the continuation of an Event of Default, the Company hereby irrevocably constitutes and appoints Secured Party as its true and lawful attorney-in-fact to enforce all rights of such Company with respect to the Collateral, including the right to give appropriate receipts, releases and satisfactions for and on behalf of and in the name of the Company or, at the option of Secured Party, in the name of Secured Party, with the same force and effect as the Company could do if this Agreement had not been made. If Secured Party shall so elect after the occurrence and during the continuation of an Event of Default hereunder, Secured Party shall have the right at all times to settle, compromise, adjust, or liquidate all claims or disputes directly with the Company or any obligor of the Company upon such terms and conditions as Secured Party may determine in its sole discretion, and to charge all costs and expenses thereof (including reasonable attorneys' fees and charges) to the Company's account and to add them to the Obligations whereupon such costs and expenses shall be and become part of the Obligations. This power of attorney is a power coupled with an interest and shall be irrevocable.

         5.4 EXPENSES; INTEREST. All costs and expenses (including reasonable attorneys' fees and expenses) incurred by Secured Party in connection with exercising any actions taken under Article 5, together with interest thereon (to the extent permitted by law) computed at a rate of 10% per annum (or if less, the maximum rate permitted by law) from the date on which such costs or expenses are invoiced to and become payable by Company, to the date of payment thereof, shall constitute part of the Obligations secured by this Agreement and shall be paid by Company to Secured Party within 10 days after written demand.

         5.5 NO IMPAIRMENT OF REMEDIES. If under applicable law, Secured Party proceeds by either judicial foreclosure or by non-judicial sale or enforcement, Secured Party may, at its sole option, determine which of its remedies or rights to pursue without affecting any of its respective rights and remedies under this Agreement. If, by exercising any right and remedy, Secured Party forfeits any of its other rights or remedies, including any right to enter a deficiency judgment against Company or any third party (whether because of any applicable law pertaining to "election of remedies" or the like), Company nevertheless hereby consents to such action by Secured Party. To the extent permitted by applicable law, Company also waives any claim based upon such action, even if such action by Secured Party results in a full or partial loss of any rights of subrogation, indemnification or reimbursement which Company might otherwise have had but for such action by Secured Party or the terms herein. Any election of remedies which results in the denial or impairment of the right of Secured Party to seek a deficiency judgment against any third party shall not, to the extent permitted by applicable law, impair Company's obligations hereunder. If Secured Party bids at any foreclosure or trustee's sale or at any private sale permitted by law or this Agreement, Secured Party may bid all or less than the amount of the Obligations. To the extent permitted by applicable law, the amount of the successful bid at any such sale, whether Secured Party or any other party is the successful bidder, shall be conclusively deemed to be the fair market value of the Collateral and any deficiency between such bid amount and the remaining balance of the Obligations shall be conclusively deemed to be the amount of the Obligations.

                                   ARTICLE 6.
                                 CERTAIN WAIVERS

         6.1 MODIFICATION OF OBLIGATIONS. Company's liability hereunder shall not be reduced, limited, impaired, discharged or terminated if Secured Party at any time, without notice to or demand of Company (unless specifically required by the Transaction Documents):

             (a) renews, extends, accelerates, or otherwise changes the time, place, manner or terms, or otherwise modifies any of the Obligations (including any payment terms);

             (b) extends or waives the time for Company's performance of, or compliance with, any term, covenant or agreement on its part to be performed or observed under the Transaction Documents, or waives such performance or compliance or consents to a failure of, or departure from, such performance or compliance;

             (c) settles, compromises, releases or discharges, or accepts or refuses any offer of performance with respect to, or substitutions for, any of the Obligations or any agreement relating thereto and/or subordinates the payment of the same to the payment of any other obligations;

             (d) requests and accepts other guaranties of any of the Obligations and takes and holds security for the payment hereof or any of the Obligations;

             (e) releases, surrenders, exchanges, substitutes, compromises, settles, rescinds, waives, alters, subordinates or modifies, with or without consideration, any security for payment of any of the Obligations, any other guaranties of any of the Obligations, or any other obligation of any third party with respect to any of the Obligations;

             (f) to the extent permitted by law, enforces and applies any security, if any, now or hereafter held by or for the benefit of Secured Party in respect hereof or any of the Obligations and directs the order or manner of sale thereof, or exercises any other right or remedy that Secured Party may have against any such security, in each case as Secured Party in its discretion may determine, including foreclosure on any collateral pursuant to one or more judicial or nonjudicial sales, whether or not every aspect of any such sale is commercially reasonable; or

             (g) exercises any other rights available to it under any of the Transaction Documents, at law or in equity.

     6.2 SECURITY INTERESTS ABSOLUTE. All rights of the Secured Party and the security interests hereunder, and all obligations of Company hereunder, shall be absolute and unconditional irrespective of:

             (a) any failure or omission to assert or enforce or agreement or election not to assert or enforce, or the stay or enjoining, by order of court, by operation of law or otherwise, of the exercise or enforcement of, any claim or demand or any right, power or remedy (whether arising under any of the Transaction Documents, at law, in equity or otherwise) with respect to any of the Obligations or any agreement relating thereto, or with respect to any other guaranty of or security for the payment of any of the Obligations;

             (b) any rescission, waiver, amendment or modification of, or any consent to departure from, any of the terms or provisions (including provisions relating to events of default) hereof, in any other Transaction Documents or any agreement or instrument executed pursuant thereto, or of any other guaranty or security for any of the Obligations, in each case, whether or not in accordance with the terms hereof or any other Transaction Documents or any agreement relating to such other guaranty or security;

             (c) the application of payments received from any source to the payment of indebtedness of Company to Secured Party other than the Obligations, even though Secured Party might have elected to apply such payment to any part or all of the Obligations;

             (d) Secured Party's consent to the change, reorganization or termin
-ation  of  the  corporate   structure  or  existence  of  Company  and  to  any
corresponding restructuring of any of the Obligations;

             (e) any other act or thing or omission, or delay to do any other act or thing, which may or might in any manner or to any extent vary the risk of Company as an obligor in respect of any of the Obligations;

             (f) any Obligations or any agreement relating thereto, at anytime being found to be illegal, invalid or unenforceable in any respect

             (g) any  defenses,  set-offs or   counterclaims  which  Company may
allege or assert against Secured Party in respect of the Obligations; and

             (h) whether Secured Party makes, or does not or fails to make, any additional loan to Company subsequent to the date hereof.

         6.3 CERTAIN WAIVERS. Company hereby waives any and all defenses afforded to a surety, including promptness, diligence, notice of acceptance and any other notice with respect to any of the Obligations and this Agreement and any requirement that Secured Party protect, secure, perfect or insure any security interest or lien, or any property subject thereto, or exhaust any right or take any action against Company or any other third party or entity or any collateral securing any of the Obligations, as the case may be.

         6.4 POSTPONEMENT OF SUBROGATION. Company agrees that it will not exercise any rights which it may acquire by way of rights of subrogation under this Agreement, by any payment made hereunder or otherwise, while this Agreement is in effect, unless such action is required to stay or prevent the running of any applicable statute of limitations. Any amount paid to Company on account of any such subrogation rights prior to such time shall be held in trust for Secured Party and shall immediately be paid to Secured Party and credited and applied against the Obligations. Any time after this Agreement has terminated and if Company has made payment to Secured Party of all of the Obligations, or if an action is required to stay or prevent the running of any applicable statute of limitations, then, at Company's request, Secured Party will execute and deliver to Company appropriate documents (without recourse and without representation or warranty) necessary to evidence the transfer by subrogation to Company of an interest in the Obligations resulting from such payment by Company.

                                   ARTICLE 7.
                            Miscellaneous Provisions

         7.1 NOTICE. All notices or other communications required or permitted to be given hereunder shall be made in writing and shall be considered given (a) when made if made by hand delivery, (b) one business day after being deposited with an overnight courier if made by a courier guaranteeing overnight delivery,
(c) on the date indicated on the notice of receipt if made by first-class United States mail, with return receipt requested, and (d) upon confirmation if made by telecopier. Any party shall have the right to change its address for notice hereunder to any other location within the continental placecountry-regionUnited States by giving of notice to the other parties in the manner set forth hereinabove.

         7.2 DELAY AND WAIVER; REMEDIES CUMULATIVE. No failure or delay by Secured Party in exercising any right or power hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such right or power, or any abandonment or discontinuance of steps to enforce such a right or power, preclude any other or further exercise thereof or the exercise of any other right or power. Any waiver, permit, consent or approval of any kind or character on the part of Secured Party of any breach or default under the Agreement or any waiver on the part of Secured Party of any provision or condition of this Agreement must be in writing and shall be effective only to the extent in such writing specifically set forth. No right, power or remedy herein conferred upon or reserved to Secured Party hereunder is intended to be exclusive of any other right, power or remedy, and every such right, power and remedy shall, to the extent permitted by law, be cumulative and in addition to every other right, power and remedy given hereunder or now or hereafter existing at law or in equity or otherwise. The assertion or employment of any right or remedy hereunder, or otherwise, shall not prevent the concurrent assertion or employment of any other appropriate right or remedy. Resort to any or all security now or hereafter held by Secured Party may be taken concurrently or successively and in one or several consolidated or independent judicial actions or lawfully taken nonjudicial proceedings, or both.

         7.3 ENTIRE AGREEMENT. This Agreement and any agreement, document or instrument referred to herein integrate all the terms and conditions mentioned herein or incidental hereto and supersede all oral negotiations and prior writings in respect of the subject matter hereof.

         7.4 GOVERNING LAW. This Agreement shall be governed by and construed in accordance with the laws of the State of California, exclusive of its conflict of laws rules.

         7.5 SEVERABILITY. In case any one or more of the provisions contained in this Agreement should be invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

         7.6 HEADINGS. Paragraph headings have been inserted in this Agreement as a matter of convenience for reference only and it is agreed that such paragraph headings are not a part of this Agreement and shall not be used in the interpretation of any provision of this Agreement.

         7.7 WAIVER OF JURY TRIAL. THE PARTIES HEREBY KNOWINGLY, VOLUNTARILY, AND INTENTIONALLY WAIVE ANY RIGHTS IT MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION BASED HEREON, OR ARISING OUT OF, UNDER, OR IN CONNECTION WITH, THIS AGREEMENT OR ANY COURSE OR CONDUCT, COURSE OF DEALING, STATEMENTS (WHETHER VERBAL OR WRITTEN), OR ACTIONS OF SECURED PARTY. THIS PROVISION IS A MATERIAL INDUCEMENT FOR SECURED PARTY TO MAKE THE LOAN.

         7.8 CONSENT TO JURISDICTION. Each party hereto agrees that any legal action or proceeding with respect to or arising out of this Agreement may be brought in or removed to the federal or state courts located in County of Los Angeles, California, as Secured Party may elect. By execution and delivery of this Agreement, each party hereto accepts, for themselves and in respect of their property, generally and unconditionally, the jurisdiction of the aforesaid courts. Each of the parties hereto irrevocably consents to the service of process out of any of the aforementioned courts in any manner permitted by law. Nothing herein shall affect the right of Secured Party to bring legal action or proceedings in any other competent jurisdiction. Each party hereto hereby waives any right to stay or dismiss any action or proceeding under or in connection with this Agreement brought before the foregoing courts on the basis of forum non-conveniens.

         7.9 SUCCESSORS AND ASSIGNS. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

         7.10 COUNTERPARTS. This Agreement may be executed in one or more duplicate counterparts and when signed by all of the parties listed below, shall constitute a single binding agreement. Delivery of an executed signature page of this Agreement by facsimile transmission shall be as effective as delivery of a manually executed counterpart thereof.

         7.11 BENEFIT OF AGREEMENT. Nothing in this Agreement, express or implied, shall give or be construed to give, any person other than the parties hereto and their respective successors, transferees and assigns any legal or equitable right, remedy or claim under this Agreement, or under any covenants and provisions of this Agreement, each such covenant and provision being for the sole benefit of the parties hereto and their respective successors, transferees and assigns.

         7.12 AMENDMENTS AND WAIVERS. No amendment, modification, termination or waiver of any provision of this Agreement or consent to any departure therefrom shall be effective unless the same shall be in writing and signed by each of the parties hereto. Each amendment, modification, termination or waiver shall be effective only in the specific instance and for the specific purpose for which it was given.

         7.13 SURVIVAL OF AGREEMENTS. The provisions regarding the payment of expenses and indemnification obligations shall survive and remain in full force and effect until terminated pursuant to Section 7.14 (unless reinstated pursuant to section 7.15).

         7.14 RELEASE AND SATISFACTION. Upon the indefeasible payment (whether in cash and/or other consideration which is satisfactory to Secured Party in its sole discretion) and performance in full of the Obligations, (i) this Agreement and the security interests created hereby shall terminate and Secured Party will return the Collateral, including all documentation evidencing or affecting the Collateral, and (ii) upon written request of Company, Secured Party shall execute and deliver to Company, at Company's expense and without representation or warranty by or recourse to Secured Party, releases and satisfactions of all financing statements, mortgages, notices of assignment and other registrations of security.

         7.15 REINSTATEMENT. This Agreement shall continue to be effective or be automatically reinstated, as the case may be, if at any time any payment pursuant to this Agreement is rescinded or must otherwise be restored or returned upon the insolvency, bankruptcy, reorganization, liquidation of Company or upon the dissolution of, or appointment of any intervenor or conservator of, or trustee or similar official for, Company or any substantial part of Company's assets, or otherwise, all as though such payments had not been made.

         7.16 LIMITATION ON DUTY OF SECURED PARTY WITH RESPECT TO THE COLLATERAL. The powers conferred on Secured Party hereunder are solely to protect its respective interests in the Collateral and shall not impose any duty on Secured Party or any of its designated agents to exercise any such powers. Except for the safe custody of any Collateral in its possession and the accounting for monies actually received by it hereunder, Secured Party shall have no duty with respect to any Collateral and no implied duties or obligations shall be read into this Agreement against Secured Party. Secured Party shall be deemed to have exercised reasonable care in the custody and preservation of the Collateral in its possession if the Collateral is accorded treatment that is substantially equivalent to that which Secured Party accords its own property, it being expressly agreed, to the maximum extent permitted by applicable law, that Secured Party shall have no responsibility for (a) taking any necessary steps to preserve rights against any parties with respect to any Collateral or
(b) taking any action to protect against any diminution in value of the Collateral, but, in each case, Secured Party may do so and all expenses reasonably incurred in connection therewith shall be part of the Obligations.

         IN WITNESS WHEREOF, the undersigned have executed this Security Agreement as of the date first above written.

                                     Company:

                                     CROWDGATHER, INC.,
                                     a Nevada corporation


                                     By:
                                         -------------------------------------
                                             Sanjay Sabnani
                                     Its:    President

                   [SECURED PARTY SIGNATURE PAGE TO AGREEMENT]

         IN WITNESS WHEREOF, the undersigned has caused this Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

Name of Secured Party: ________________________________________________________

Signature of Authorized Signatory of Secured Party: ___________________________

Name of Authorized Signatory: _________________________________________________

Title of Authorized Signatory: ________________________________________________

Email Address of Authorized Signatory: ________________________________________

Facsimile Number of Authorized Signatory: _____________________________________

                                    EXHIBIT A
                            DESCRIPTION OF COLLATERAL


         All assets   of  CrowdGather, Inc.,  a  Nevada  corporation referred to herein as the "Company", which are specified below:

         Equipment: All equipment means all goods, machinery, furniture, furnishings, fixtures, tools, supplies, motor vehicles and all other property used or useful in the business of the Company, now or hereafter owned or possessed or hereafter acquired by the Company, and including specifically (without limitation) all accessions thereto, all substitutions and replacements thereof, and all deposits made on any such equipment;

         Deposit Accounts and Other Cash: All deposits and deposit accounts with any bank, savings and loan association, credit union or like organization, and all funds and amounts therein, and whether or not held in trust, or in custody or safekeeping, or otherwise restricted or designated for a particular purpose, and all other cash or marketable securities on hand, whether held in-vault or otherwise;

         Receivables: Each and every right of the Company to the payment of money, whether such right to payment now exists or hereafter arises, whether such right to payment arises out of a sale, lease or other disposition of goods or other property, out of a rendering of services, or of a loan, out of the overpayment of taxes or other liabilities, or any other transaction or event, whether such right to payment is created, generated or earned by the Company or by some other person who subsequently transfers his, her or its interest to the Company, whether such right to payment is or is not already earned by performance, and howsoever such right to payment may be evidenced, together with all other rights and interests (including all liens and other security interests) which the Company may at any time have by law or agreement against any account debtor or other person obligated to make such payment or against any property of such account debtor or other persons including, but not limited to, all present and future accounts, contract rights, chattel paper, bonds, notes and other debt instruments, and rights to payment in the nature of general intangibles;

         General Intangibles: All general intangibles of the Company whether now
owned  or  hereafter  acquired,   including  (without  limitation)  all  general
intangibles (as defined in the UCC); and

         Securities: All securities, joint venture and other equity interests now owned or hereafter acquired by the Company.

         The collateral shall include (i) all substitutes and replacements for and proceeds of any and all of the foregoing property, and in the case of all tangible collateral, all accessions, accessories, attachments, parts, equipment and repairs now or hereafter attached or affixed to or use in connection with any such goods and (ii) all warehouse receipts, bills of lading and other documents of titles now or hereafter covering such goods.